UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2013

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 001-14330

Delaware	57-1003983
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300

Charlotte, North Carolina 28269

(Address of principal executive offices, including zip code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 15, 2013, Polymer Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “November 8-K”) to report that the acquisition of the entire issued and to be issued share capital of Fiberweb plc (now known as Fiberweb Limited, “Fiberweb”) pursuant to a court sanctioned scheme of arrangement under Part 26 of the UK Companies Act of 2006 by PGI Acquisition Limited, a wholly-owned subsidiary of the Company, became effective. This Form 8-K/A amends the November 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the November 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

i.	The audited consolidated balance sheets of Fiberweb as at 31 December 2012, 31 December 2011 and 31 December 2010, the related consolidated income statement, consolidated statement of comprehensive income, consolidated cash flow statement and consolidated statement of changes in equity for the years then ended, the notes thereto and the related auditor’s report of Deloitte LLP, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

ii.	The unaudited condensed consolidated balance sheet of Fiberweb as at 30 September 2013 and the related condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated cash flow statement and condensed consolidated statement of changes in equity for the nine months ended 30 September 2013 and 30 September 2012 and the notes thereto are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro forma financial information.

The following information is attached hereto as Exhibit 99.5 and incorporated herein by reference:

i.	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 28, 2013.

ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 28, 2013.

iii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 29, 2012.

iv.	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 29, 2012.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC

Date: December 9, 2013	/s/ Dennis E. Norman
Dennis E. Norman
Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description

99.1	Joint press release, dated November 15, 2013 (incorporated by reference to Exhibit 99.1 to Polymer Group, Inc.’s Form 8-K filed on November 15, 2013).

99.2	Press release of the Company, dated November 15, 2013 (incorporated by reference to Exhibit 99.2 to Polymer Group, Inc.’s Form 8-K filed on November 15, 2013).

99.3*	Audited Historical Financial Information of Fiberweb.

99.4*	Unaudited Historical Financial Information of Fiberweb.

99.5*	Unaudited Pro Forma Condensed Combined Financial Information.

*	Filed herewith